UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 24, 2025
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CACI International Inc
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12021 Sunset Hills Road Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 841-7800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CACI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 24, 2025, William L. Jews notified CACI International Inc (the “Company”) of his intention to resign from the board of directors of the Company (the “Board”) effective December 31, 2025. Mr. Jews’ resignation was not the result of a disagreement on any matter related to the Company’s operations, policies or practices.

On December 29, 2025, the Board appointed Michael Gilday and David Keffer to the Board effective January 1, 2026 to fill the vacancies that resulted from Mr. Jews’ resignation and the passing of Michael A. Daniels (as reported on July 15, 2025).

The Board has determined that Mr. Gilday and Mr. Keffer meet the applicable independence requirements of the New York Stock Exchange and are independent of the Company. Mr. Gilday and Mr. Keffer will serve initial terms that expire at the Company’s next annual meeting of shareholders.

There are no arrangements or understandings between Mr. Gilday and Mr. Keffer and any other person pursuant to which they were elected to serve as a director, nor are there related party transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Mr. Gilday and Mr. Keffer will be compensated in accordance with the Company’s compensation program for its non-employee directors as disclosed in the Company’s proxy statements.

A copy of the press release announcing the appointments is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Date: December 30, 2025	By:	s/ J. William Koegel, Jr.

J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary